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                                                                    EXHIBIT 10.1


                                   [UPR LOGO]


                                      1995

                      STOCK OPTION AND RETENTION STOCK PLAN

                                       OF

                       UNION PACIFIC RESOURCES GROUP INC.

                             AS AMENDED AND RESTATED
                            (EFFECTIVE JULY 15, 1999)


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                   1995 STOCK OPTION AND RETENTION STOCK PLAN
                      OF UNION PACIFIC RESOURCES GROUP INC.
                (AS AMENDED AND RESTATED EFFECTIVE JULY 15, 1999)


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                                   1. PURPOSE

This 1995 Stock Option and Retention Stock Plan of Union Pacific Resources Group Inc. is to promote and closely align the interests of officers and employees with those of the shareholders of Union Pacific Resources Group Inc. by providing stock based compensation. The Plan is intended to strengthen Union Pacific Resources Group Inc.'s ability to reward performance which enhances long term shareholder value; to increase employee stock ownership through performance based compensation plans; and to strengthen the company's ability to attract and retain an outstanding employee and executive team.

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                                 2. DEFINITIONS

The following terms shall have the following meanings:

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Approved Leave of Absence" means a leave of absence of definite length approved by the Vice President - People of the Company, or by any other officer of the Company to whom the Committee delegates such authority.

         "Award" means an award of Retention Shares pursuant to the Plan.

         "Beneficiary" means any person or persons designated in writing by a Participant to the Committee on a form prescribed by it for that purpose, which designation shall be revocable at any time by the Participant prior to his or her death, provided that, in the absence of such a designation or the failure of the person or persons so designated to survive the Participant, "Beneficiary" shall mean such Participant's estate; and further provided that no designation of Beneficiary shall be effective unless it is received by the Company before the Participant's death.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended, or the corresponding provisions of any successor statute.

         "Committee" means the Committee designated by the Board to administer the Plan pursuant to Section 3.


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         "Common Stock" means the Common Stock of the Company.

         "Company" means Union Pacific Resources Group Inc., a Utah corporation, or any successor corporation.

         "Option" means each non-qualified stock option, incentive stock option and stock appreciation right granted under the Plan, including a Rollover Option.

         "Optionee" means the Chairman of the Board or any employee of the Company or a Subsidiary (including directors who are also such employees) who is granted an Option under the Plan.

         "Participant" means the Chairman of the Board or any employee of the Company or a Subsidiary (including directors who are also such employees) who is granted an Award under the Plan.

         "Plan" means this 1995 Stock Option and Retention Stock Plan of Union Pacific Resources Group Inc., as amended from time to time.

         "Retention Shares" means shares of Common Stock subject to an Award granted under the Plan, including Rollover Retention Shares.

         "Restriction Period" means the period defined in Section 9(a).

         "Rollover Option" means an Option granted under the Plan in exchange for UPC Stock Options.

         "Rollover Retention Shares" means shares of Common Stock subject to an Award granted under the Plan in exchange for UPC Retention Shares.

         "Subsidiary" means any corporation, partnership, or limited liability company of which the Company owns directly or indirectly at least a majority of the outstanding shares of voting stock or other voting interest.

         "UPC" means Union Pacific Corporation, a Utah corporation.

         "UPC Plans" mean the 1993 Stock Option and Retention Stock Plan of Union Pacific Corporation, the 1990 Retention Stock Plan of Union Pacific Corporation, the 1988 Stock Option and Restricted Stock Plan of Union Pacific Corporation and the 1982 Stock Option and Restricted Stock Plan of Union Pacific Corporation.

         "UPC Stock Option" means any option granted under any UPC Plan.

         "UPC Retention Shares" means shares of common stock of UPC granted and subject to restrictions under the UPC Plans.


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         "Vesting Condition" means any condition to the vesting of Retention
Shares established by the Committee pursuant to Section 9.

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                                3. ADMINISTRATION


The Plan shall be administered by the Committee which shall comprise not less than three persons, who shall be members of the Board, none of whom shall be employees of the Company or any Subsidiary. Any actions taken with respect to a "covered employee" within the meaning of Code section 162(m) shall be taken by two or more "outside directors" as required by Code section 162(m). The Committee shall (i) grant Options to Optionees and make Awards of Retention Shares to Participants, and (ii) determine the terms and conditions of such Options and Awards of Retention Shares, all in accordance with the provisions of the Plan. The Committee shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and Options and Awards granted thereunder as it may deem necessary or advisable. The Committee may delegate its authority under the Plan to one or more officers or employees of the Company or a Subsidiary, provided, however, that no delegation shall be made of authority to take an action which is required by Rule 16b-3 promulgated under the Act to be taken by "non-employee directors" in order that the Plan and transactions thereunder meet the requirements of such Rule. Each Option and grant of Retention Shares shall, if required by the Committee, be evidenced by an agreement to be executed by the Company and the Optionee or Participant, respectively, and contain provisions not inconsistent with the Plan. All determinations of the Committee shall be by a majority of its members and shall be evidenced by resolution, written consent or other appropriate action, and the Committee's determinations shall be final. Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company.

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                                 4. ELIGIBILITY

To be eligible for selection by the Committee to participate in the Plan an individual must be an employee of the Company or a Subsidiary, provided, that the Chairman of the Board shall be eligible to receive Rollover Options. Directors other than the Chairman of the Board who are not full-time salaried employees shall not be eligible. In granting Options or Awards of Retention Shares to eligible persons, the Committee shall take into account their duties, their present and potential contributions to the success of the Company or a Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.



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                          5. STOCK SUBJECT TO THE PLAN

Subject to the provisions of Section 11 hereof, the maximum number and kind of shares as to which Options or Retention Shares may at any time be granted under the Plan are 23 million shares of Common Stock. No Participant may receive Options (excluding Rollover Options) or Awards (excluding Rollover Retention Shares) aggregating more than 25% of the shares of Common Stock available under the Plan. Shares of Common Stock subject to Options or Awards under the Plan may be either authorized but unissued shares or shares previously issued and reacquired by the Company. Upon the expiration, termination or cancellation (in whole or in part) of unexercised Options, shares of Common Stock subject thereto shall again be available for option or grant as Retention Shares under the Plan. Shares of Common Stock covered by an Option, or portion thereof, which is surrendered upon the exercise of a stock appreciation right, shall thereafter be unavailable for option or grant as Retention Shares under the Plan. Upon the forfeiture (in whole or in part) of a grant of Retention Shares, the shares of Common Stock subject to such forfeiture shall again be available for option or grant as Retention Shares under the Plan if no dividends have been paid on the forfeited shares, and otherwise shall be unavailable for such an option or grant.


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                6. TERMS AND CONDITIONS OF NON-QUALIFIED OPTIONS

All non-qualified options under the Plan shall be granted subject to the following terms and conditions:

         (a) OPTION PRICE. The option price per share with respect to each option, other than Rollover Options, shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted, such fair market value to be determined in accordance with the procedures to be established by the Committee. Rollover Options shall each have an option price per share determined by the Committee, provided that, unless the Committee determines otherwise in a specific case, the aggregate gain or loss, as determined by the Committee, implicit in the Rollover Options granted to each Optionee shall be equal to the aggregate gain or loss implicit in the UPC Stock Options surrendered in exchange for such Rollover Options.

         (b) DURATION OF OPTIONS. Options shall be exercisable at such time or times and under such conditions as set forth in the written agreement evidencing such option, but in no event shall any option be exercisable subsequent to the tenth anniversary of the date on which the option is granted or, in the case of Rollover Options, of the date of grant of the UPC Stock Option for which such Rollover Option was exchanged.

         (c) EXERCISE OF OPTION. Except as provided in Section 6(h), 6(i) or 8(c), the shares of Common Stock covered by an option may not be purchased prior to the first anniversary of the date on which the option is granted or, in the case of Rollover Options, prior to the date of exercise of the UPC Stock Option for which such Rollover Option was exchanged (unless the


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Committee shall determine otherwise), or such longer period or periods, and subject to such conditions, as the Committee may determine, but thereafter may be purchased at one time or in such installments over the balance of the option period as may be provided in the option, provided, however, that no option (other than Rollover Options) shall be exercisable before the earlier of (i) December 31, 1997, or (ii) one year after UPC no longer owns at least 50% of the voting power of all shares of the Company entitled to vote generally in the election of directors. Any shares not purchased on the applicable installment date may, unless the Committee shall have determined otherwise, be purchased thereafter at any time prior to the final expiration of the option. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice to the Company stating the number of shares with respect to which the option is being exercised.

         (d) PAYMENT. Shares of Common Stock purchased under options shall, at the time of purchase, be paid for in full, unless the Committee shall otherwise determine. All, or any portion, of the option exercise price may, at the discretion of the Committee, be paid by the surrender to the Company, at the time of exercise, of shares of previously acquired Common Stock owned by the Optionee, to the extent that such payment does not require the surrender of a fractional share of such previously acquired Common Stock. In addition, to the extent permitted by the Committee, the option exercise price may be paid by authorizing the Company to withhold Common Stock otherwise issuable on exercise of the option. Such shares previously acquired or shares withheld to pay the option exercise price shall be valued at fair market value on the date the option is exercised in accordance with the procedures to be established by the Committee. A holder of an option shall have none of the rights of a stockholder. If an amount is payable by an Optionee to the Company or a Subsidiary under applicable withholding tax laws in connection with the exercise of non-qualified options, the Committee may, in its discretion and subject to such rules as it may adopt, permit the Optionee to make such payment, in whole or in part, by electing to authorize the Company to withhold or accept shares of Common Stock having a fair market value equal to the amount to be paid under such withholding tax laws.

         (e) RESTRICTIONS. The Committee shall determine, with respect to each option, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock which may be purchased thereunder including restrictions on the transferability of such shares acquired through the exercise of such option. Without limiting the generality of the foregoing, the Committee may impose conditions restricting absolutely or conditionally the transferability of shares acquired through the exercise of options for such periods, and subject to such conditions, including continued employment of the Optionee by the Company or a Subsidiary, as the Committee may determine.

         (f) PURCHASE FOR INVESTMENT. The Committee shall have the right to require that each Optionee or other person who shall exercise an option under the Plan represent and agree that any shares of Common Stock purchased pursuant to such option will be purchased for investment and not with a view to the distribution or resale thereof or that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the written agreement granting such option.

         (g) NON-TRANSFERABILITY OF OPTIONS. During an Optionee's lifetime, the option may be exercised only by the Optionee. Options shall not be transferable, except for exercise by the


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Optionee's legal representatives or heirs. An officer of the Company may, with prior approval from the Committee (or its designee) as to form, transfer an exercisable non-qualified Option or Rollover Option to (a) a member or members of the officer's immediate family (spouse, children and grandchildren, including step and adopted children and grandchildren), (b) a trust, the beneficiaries of which consist exclusively of members of the officer's immediate family, (c) a partnership, the partners of which consist exclusively of members of the officer's immediate family, or (d) any similar entity created for the exclusive benefit of members of the officer's immediate family. The Committee or its designee must approve the form of any transfer of a Grant to or for the benefit of any immediate family member or members before such transfer shall be recognized as valid hereunder. For purposes of the preceding sentence, any remote, contingent interest of persons other than a member of the officer's immediate family shall be disregarded. For purposes of this Section 6(g), the term "officer" shall have the same meaning as that term is defined in Rule 16a-1(f) of the Act. A person's status as an officer shall be determined at the time of the intended transfer.

         (h) TERMINATION OF EMPLOYMENT. Upon the termination of an Optionee's employment, for any reason other than death, the option shall be exercisable only as to those shares of Common Stock which were then subject to the exercise of such option, provided that (I) in the case of disability as described below, any holding period required by Section 6(c) shall automatically be deemed to be satisfied and (II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply, and such option shall expire according to the following schedule (unless the Committee shall otherwise determine):

                  (i) RETIREMENT. Option shall expire, unless exercised, five
         (5) years after the Optionee's retirement from the Company or any Subsidiary under the provisions of the Company's or a Subsidiary's pension plan.

                  (ii) DISABILITY. Option shall expire, unless exercised, five
         (5) years after the date the Optionee is eligible to receive disability benefits under the provisions of the Company's or a Subsidiary's long-term disability plan.

                  (iii) GROSS MISCONDUCT. Option shall expire upon receipt by the Optionee of the notice of termination if he or she is terminated for deliberate, willful or gross misconduct as determined by the Company.

                  (iv) ALL OTHER TERMINATIONS. Option shall expire, unless exercised, three (3) months after the date of such termination.

         (i) DEATH OF OPTIONEE. Upon the death of an Optionee during his or her period of employment, the option shall be exercisable only as to those shares of Common Stock which were subject to the exercise of such option at the time of his or her death, provided that (I) any holding period required by Section 6(c) shall automatically be deemed to be satisfied and (II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply, and such option shall expire, unless exercised by the Optionee's legal representatives or heirs, five (5) years after the date of death (unless the Committee shall provide for a shorter period at the time the option is granted).


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                  In no event, however, shall any option be exercisable pursuant to Sections 6(h) or (i) subsequent to the tenth anniversary of the date on which it is granted or, in the case of a Rollover Option, of the date of grant of the UPC Stock Option(s) for which such Rollover Option was exchanged.

         (j) ROLLOVER OPTIONS. Rollover Options may be granted only in exchange for UPC Stock Options and only during the period prior to 90 days after UPC no longer owns at least 50% of the voting power of all of the shares of the Company entitled to vote generally in the election of directors. The ratio for such exchange shall be determined by the Committee, provided that the requirements of
Section 6(a) are met.


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              7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

         (a) GENERAL. The Committee may also grant a stock appreciation right in connection with a non-qualified option, either at the time of grant or by amendment. Such stock appreciation right shall cover the same shares covered by such option (or such lesser number of shares of Common Stock as the Committee may determine) and shall, except for the provisions of Section 6(d) hereof, be subject to the same terms and conditions as the related non-qualified option.

         (b) EXERCISE AND PAYMENT. Each stock appreciation right shall entitle the Optionee to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the fair market value of one share of Common Stock over the option price per share times the number of shares covered by the option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock valued at fair market value, or in cash, or partly in shares and partly in cash, all as shall be determined by the Committee. The fair market value shall be the value determined in accordance with procedures established by the Committee. Stock appreciation rights may be exercised from time to time upon actual receipt by the Company of written notice stating the number of shares of Common Stock with respect to which the stock appreciation right is being exercised, provided that if a stock appreciation right expires unexercised, it shall be deemed exercised on the expiration date if any amount would be payable with respect thereto. No fractional shares shall be issued but instead cash shall be paid for a fraction or, if the Committee should so determine, the number of shares shall be rounded downward to the next whole share. If an amount is payable by an Optionee to the Company or a Subsidiary under applicable withholding tax laws in connection with the exercise of stock appreciation rights, the Committee may, in its discretion and subject to such rules as it may adopt, permit the Optionee to make such payment, in whole or in part, by electing to authorize the Company to withhold or accept shares of Common Stock having a fair market value equal to the amount to be paid under such withholding tax laws.

         (c) RESTRICTIONS. The obligation of the Company to satisfy any stock appreciation right exercised by an Optionee subject to Section 16 of the Act shall be conditioned upon the


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prior receipt by the Company of an opinion of counsel to the Company that any such satisfaction will not create an obligation on the part of such Optionee pursuant to Section 16(b) of the Act to reimburse the Company for any statutory profit which might be held to result from such satisfaction.


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               8. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         (a) GENERAL. The Committee may also grant incentive stock options as defined under section 422 of the Code. All incentive stock options issued under the Plan shall, except for the provisions of Sections 6(g) (to the extent it allows the Committee to permit options to be transferred to, or for the benefit of, the Optionee's immediate family members), 6(h) and (i) and Section 7 hereof, be subject to the same terms and conditions as the non-qualified options granted under the Plan, and may be Rollover Options subject to Section 6(j) hereof; provided, however, that no incentive stock option which is a Rollover Option shall confer additional benefits (within the meaning of section 424(h)(3) of the Code) upon the Optionee which the Optionee did not have under the UPC Stock Option surrendered in exchange therefor. In addition, incentive stock options shall be subject to the conditions of Sections 8(b), (c), (d) and (e).

         (b) LIMITATION OF EXERCISE. The aggregate fair market value (determined as of the date the incentive stock option is granted) of the shares of stock with respect to which incentive stock options are exercisable for the first time by such Optionee during any calendar year, under this Plan or any other stock option plans adopted by the Company, its Subsidiaries or any predecessor companies thereof, other than Rollover Options issued in exchange for UPC Options which were exercisable by the Optionee at the time of exchange, shall not exceed $100,000. If any incentive stock options become exercisable in any year in excess of the $100,000 limitation, options representing such excess shall become non-qualified options exercisable pursuant to the terms of Section 6 hereof and shall not be exercisable as incentive stock options.

         (c) TERMINATION OF EMPLOYMENT. Upon the termination of an Optionee's employment, for any reason other than death, his or her incentive stock option shall be exercisable only as to those shares of Common Stock which were then subject to the exercise of such option provided that (I) in the case of disability as described below, any holding period required by Section 6(c) shall automatically be deemed to be satisfied and (II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply, and such option shall expire as an incentive stock option (but shall become a non-qualified option exercisable pursuant to the terms of Section 6 hereof less the period already elapsed under such Section), according to the following schedule (unless the Committee shall provide for shorter periods at the time the incentive stock option is granted):

                  (i) RETIREMENT. An incentive stock option shall expire, unless exercised, three (3) months after the Optionee's retirement from the Company or any Subsidiary under the provisions of the Company's or a Subsidiary's pension plan.


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                  (ii) DISABILITY. In the case of an Optionee who is disabled within the meaning of section 22(e)(3) of the Code, an incentive stock option shall expire, unless exercised, one (1) year after the earlier of the date the Optionee terminates employment or the date the Optionee is eligible to receive disability benefits under the provisions of the Company's or a Subsidiary's long-term disability plan.

                  (iii) GROSS MISCONDUCT. An incentive stock option shall expire upon receipt by the Optionee of the notice of termination if he or she is terminated for deliberate, willful or gross misconduct as determined by the Company.

                  (iv) ALL OTHER TERMINATIONS. An incentive stock option shall expire, unless exercised, three (3) months after the date of such termination.

         (d) DEATH OF OPTIONEE. Upon the death of an Optionee during his or her period of employment, the incentive stock option shall be exercisable as an incentive stock option only as to those shares of Common Stock which were subject to the exercise of such option at the time of death, provided that (I) any holding period required by Section 6(c) shall automatically be deemed to be satisfied, and (II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply, and such option shall expire, unless exercised by the Optionee's legal representatives or heirs, five (5) years after the date of death (unless the Committee shall provide for a shorter period at the time the option is granted).

         (e) LEAVE OF ABSENCE. A leave of absence, whether or not an Approved Leave of Absence, shall be deemed a termination of employment for purposes of
Section 8.

                  In no event, however, shall any incentive stock option be exercisable pursuant to Sections 8(c) or (d) subsequent to the tenth anniversary of the date on which it was granted or, in the case of a Rollover Option, of the date of grant of the UPC Stock Option(s) for which such Rollover Option was exchanged.


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              9. TERMS AND CONDITIONS OF AWARDS OF RETENTION STOCK

         (a) GENERAL. Retention Shares (other than Rollover Retention Shares) may be granted to reward the attainment of individual, Company or Subsidiary goals, or to attract or retain officers or other employees of the Company or any Subsidiary. With respect to each grant of Retention Shares under the Plan, the Committee shall determine the period or periods, including any conditions for determining such period or periods, during which the restrictions set forth in
Section 9(b) shall apply, provided that in no event, other than as provided in
Section 9(c) or unless the Committee shall determine otherwise, shall such restrictions terminate prior to 1 year after the date of grant, except for Rollover Retention Shares, in which case such restrictions shall not terminate prior to 3 years after the date of grant of the UPC Retention Shares for which such Rollover Retention Shares are exchanged (the "Restriction Period"), and may also specify any other terms or conditions to the right of the Participant to receive such Retention Shares ("Vesting Conditions"). Subject to Section 9(c) and any such Vesting Condition, a grant of Retention Shares shall be effective for the Restriction Period and may not be revoked.

         (b) RESTRICTIONS. At the time of grant of Retention Shares to a Participant, a certificate representing the number of shares of Common Stock granted shall be registered in the Participant's name but shall be held by the Company for his or her account. The Participant shall have the entire beneficial ownership interest in, and all rights and privileges of a stockholder as to, such Retention Shares, including the right to vote such Retention Shares and, unless the Committee shall determine otherwise, the right to receive dividends thereon, subject to the following: (i) subject to Section 9(c), the Participant shall not be entitled to delivery of the stock certificate until the expiration of the Restriction Period and the satisfaction of any Vesting Conditions; (ii) none of the Retention Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restriction Period or prior to the satisfaction of any Vesting Conditions; and (iii) all of the Retention Shares shall be forfeited and all rights of the Participant to such Retention Shares shall terminate without further obligation on the part of the Company unless the Participant remains in the continuous employment of the Company or a Subsidiary for the entire Restriction Period, except as provided by Sections 9(a) and 9(c), and any applicable Vesting Conditions have been satisfied. Any shares of Common Stock or other securities or property received as a result of a transaction listed in Section 11 shall be subject to the same restrictions as such Retention Shares unless the Committee shall determine otherwise.


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         (c)      TERMINATION OF EMPLOYMENT.

                  (i) DISABILITY AND RETIREMENT. Unless the Committee shall determine otherwise at the time of grant of Retention Shares, if (A) a Participant ceases to be an employee of the Company or a Subsidiary prior to the end of a Restriction Period, by reason of disability under the provisions of the Company's or a Subsidiary's long-term disability plan or retirement under the provisions of the Company's or a Subsidiary's pension plan either (i) at age 65 or (ii) prior to age 65 at the request of the Company or a Subsidiary, and (B) all Vesting Conditions have been satisfied, the Retention Shares granted to such Participant shall immediately vest and all restrictions applicable to such shares shall lapse. A certificate for such shares shall be delivered to the Participant in accordance with the provisions of
         Section 9(d).

                  (ii) DEATH. Unless the Committee shall determine otherwise at the time of grant of Retention Shares, if (A) a Participant ceases to be an employee of the Company or a Subsidiary prior to the end of a Restriction Period by reason of death, and (B) all Vesting Conditions have been satisfied, the Retention Shares granted to such Participant shall immediately vest in his or her Beneficiary, and all restrictions applicable to such shares shall lapse. A certificate for such shares shall be delivered to the Participant's Beneficiary in accordance with the provisions of Section 9(d).

                  (iii) ALL OTHER TERMINATIONS. If a Participant ceases to be an employee of the Company or a Subsidiary prior to the end of a Restriction Period for any reason other than death, disability or retirement as provided in Section 9(c)(i) and (ii), the Participant shall immediately forfeit all Retention Shares then subject to the restrictions of Section 9(b) in accordance with the provisions thereof, except that the Committee may, if it finds that the circumstances in the particular case so warrant, allow a Participant whose employment has so terminated to retain any or all of the Retention Shares then subject to the restrictions of Section 9(b) and all restrictions applicable to such retained shares shall lapse. A certificate for such retained shares shall be delivered to the Participant in accordance with the provisions of Section 9(d).

                  (iv) VESTING CONDITIONS. Unless the Committee shall determine otherwise at the time of grant of Retention Shares, if a Participant ceases to be an employee of the Company or a Subsidiary for any reason prior to the satisfaction of any Vesting Conditions, the Participant shall immediately forfeit all Retention Shares then subject to the restrictions of Section 9(b) in accordance with the provisions thereof, except that the Committee may, if it finds that the circumstances in the particular case so warrant, allow a Participant whose employment has so terminated to retain any or all of the Retention Shares then subject to the restrictions of Section 9(b) and all restrictions applicable to such retained shares shall lapse. A certificate for such retained shares shall be delivered to the Participant in accordance with the provisions of Section 9(d).

         (d) PAYMENT OF RETENTION SHARES. At the end of the Restriction Period and after all Vesting Conditions have been satisfied, or at such earlier time as provided for in Section 9(c) or as the Committee, in its sole discretion, may otherwise determine, all restrictions applicable to the Retention Shares shall lapse, and a stock certificate for a number of shares of Common Stock equal to the number of Retention Shares, free of all restrictions, shall be delivered to the


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Participant or his or her Beneficiary, as the case may be. If an amount is payable by a Participant to the Company or a Subsidiary under applicable withholding tax laws in connection with the lapse of such restrictions, the Committee, in its sole discretion, may permit the Participant to make such payment, in whole or in part, by authorizing the Company to transfer to the Company Retention Shares otherwise deliverable to the Participant having a fair market value equal to the amount to be paid under such withholding tax laws.

         (e) ROLLOVER RETENTION SHARES. Rollover Retention Shares may be granted only in exchange for shares of UPC Retention Stock granted and subject to restrictions under a UPC Plan and only during the period prior to 90 days after UPC no longer owns at least 50% of the voting power of all of the shares of the Company entitled to vote generally in the election of directors. Unless the Committee shall determine otherwise in a specific case, the Rollover Retention Shares shall, on the date of exchange, have the same value, as determined by the Committee, as the shares of UPC surrendered in exchange for such Rollover Retention Shares.


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                      10. REGULATORY APPROVALS AND LISTING

The Company shall not be required to issue to an Optionee, Participant or a Beneficiary, as the case may be, any certificate for any shares of Common Stock upon exercise of an option or for any Retention Shares granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable, (ii) the admission of such shares to listing on any stock exchange on which the Common Stock may then be listed, and (iii) the completion of any registration or other qualification of such shares under any state or Federal law or rulings or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.


================================================================================
              11. ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION

In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, spin-off, reorganization or liquidation, or any other change in the corporate structure or shares of the Company, the Board, upon recommendation of the Committee, may make such equitable adjustments as it may deem appropriate in the number and kind of shares authorized by the Plan, in the option price of outstanding Options, and in the number and kind of shares or other securities or property subject to Options or covered by outstanding Awards.

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                              12. TERM OF THE PLAN


No Options or Retention Shares shall be granted pursuant to the Plan after September 27, 2005 but grants of Options and Retention Shares theretofore granted may extend beyond that date and the terms and conditions of the Plan shall continue to apply thereto.


================================================================================
                    13. TERMINATION OR AMENDMENT OF THE PLAN


The Board may at any time terminate the Plan with respect to any shares of Common Stock not at that time subject to outstanding Options or Awards, and may from time to time alter or amend the Plan or any part thereof (including, but without limiting the generality of the foregoing, any amendment deemed necessary to ensure that the Company may obtain any approval referred to in Section 10 or to ensure that the grant of Options or Awards, the exercise of Options or payment of Retention Shares or any other provision or the Plan complies with
Section 16(b) of the Act), provided that no change with respect to any Options or Retention Shares theretofore granted may be made which would impair the rights of an Optionee or Participant without the consent of such Optionee or Participant and, further, that without the approval of stockholders, no alteration or amendment may be made which would (i) increase the maximum number of shares of Common Stock subject to the Plan as set forth in Section 5 (except by operation of Section 11), (ii) extend the term of the Plan, (iii) change the class of eligible persons who may receive Options or Awards of Retention Shares under the Plan or (iv) increase the limitation set forth in Section 5 on the maximum number of shares that any Participant may receive under the Plan.


================================================================================
                              14. LEAVE OF ABSENCE

Unless the Committee shall determine otherwise, a leave of absence other than an Approved Leave of Absence shall be deemed a termination of employment for purposes of the Plan. An Approved Leave of Absence shall not be deemed a termination of employment for purposes of the Plan (except for purposes of Section 8), but the period of such Leave of Absence shall not be counted toward satisfaction of any Restriction Period or any holding period described in
Section 6(c).


================================================================================
                             15. GENERAL PROVISIONS

         (a) Neither the Plan nor the grant of any Option or Award nor any action by the Company, any Subsidiary or the Committee shall be held or construed to confer upon any person any right to be continued in the employ of the Company or a Subsidiary. The Company and each Subsidiary expressly reserve the right to discharge, without liability but subject to his or her rights under the Plan, any Optionee or Participant whenever in the sole discretion of the Company or a Subsidiary, as the case may be, its interest may so require.

         (b) All questions pertaining to the construction, regulation, validity and effect of the Plan shall be determined in accordance with the laws of the State of Utah, without regard to conflict of laws doctrine.

         (c) Notwithstanding any provision herein to the contrary, the Committee, under terms and conditions as it may prescribe, may permit certain Optionees (with respect to Non-Qualified Options and Stock Appreciation Rights) and certain Participants (with respect to Awards of Retention Shares) to make elections, engage in transactions or take any other action intended to defer the receipt of compensation for federal income tax purposes with respect to such Non-Qualified Options, Stock Appreciation Rights or Retention Shares. This provision shall be effective on and after September 5, 1997.

         (d) With respect to any amendment to the Plan which becomes effective on or after January 21, 1999, if the Company, at any time, desires to engage in a transaction which is intended to be accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16 (or any successor thereto), and if the existence and/or operation of any such amendment would violate Paragraph 47(c) thereof (or any successor thereto), then any such amendment shall (in whole or in part to the minimum extent necessary to avoid a violation) be deemed to have no force or effect under law; provided, however, that this subsection
(d) shall apply only if the transaction is otherwise eligible to be accounted for as a pooling of interests.


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